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Ex99.906Cert

CERTIFICATION PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

        Pursuant to 18 U.S.C. Section 1350, I, Michael D. Mulcahy, President and Principal Executive Officer of Bridgeway Funds, Inc. (the "Registrant"), hereby certify, to the best of my knowledge, that the Registrant's report on Form N-CSR for the period ended June 30, 2006 (the "Report"), which accompanies this certification, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ MICHAEL D. MULCAHY Michael D. Mulcahy President and Principal Executive Officer
Dated:	September 8, 2006

CERTIFICATION PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

        Pursuant to 18 U.S.C. Section 1350, I, Linda Giuffre, Treasurer and Principal Financial Officer of Bridgeway Funds, Inc. (the "Registrant"), hereby certify, to the best of my knowledge, that the Registrant's report on Form N-CSR for the period ended June 30, 2006 (the "Report"), which accompanies this certification, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ LINDA GIUFFRE Linda Giuffre Treasurer
Dated:	September 8, 2006

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  Ex99.906Cert